DREYFUS NEW LEADERS FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    The Dreyfus New Leaders Fund completed its latest semi-annual reporting period ended June 30, 1997. For these six months, your Fund produced a total return of 9.79%,* compared with a total return of 10.20% for the Russell 2000 Index of small cap stocks over the same period.**
ECONOMIC REVIEW
    Since ending its 1995 mid-cycle slowdown, the economy has sustained an above-trend growth trajectory, slowing only briefly in the third quarter of 1996 and again in recent months. Meanwhile, the level of economic activity is now at the point where economic resources are near full deployment. Yet price inflation remains quiescent, boosting the purchasing power of incomes and contributing to the best sense of economic well-being in decades. In this environment, economic policy has been benign, allowing market interest rates to sway within an 18-month trading range and corporate profits to rise steadily. However, even while the jury is out on the inflation risks ahead, the Federal Reserve Board (the "Fed") has again indicated a one-way bias towards tighter future policy.
    Real Gross Domestic Product grew an above-trend 3.1% from year-end 1995 to year-end 1996, then accelerating to more than 4.0% in the first half of this year. However, this year's pattern shows growth concentrated into the first quarter, when GDP surged 5.9%, while a slowdown to near 2.5% is apparent in the second quarter. The slower near-term growth is attributable to a lackluster retail sector, even though exports and capital spending are gaining. A key issue is whether the absence of pent-up demand could lead to a sluggish consumer profile and, hence, a slow GDP growth from here on. Indeed, factors that could underpin a resumption of stronger spending are rising: real consumer purchasing power, soaring household wealth and all-time highs in consumer confidence. Additionally, inventories remain lean, muting the prospect of yet slower economic growth.
    Alongside evidence of a slower retail sector in the second quarter are reports showing that unemployment fell below 5% and industrial capacity utilization tightened towards its 1994 highs. With these developments, the economy now is operating at a high level with little slack. Yet wage inflation abated in the second quarter while price inflation continued to decelerate. The absence of any troublesome sign of inflation has kept market interest rates in a long-standing trading range. Even corporate profits continue to surprise on the upside.
    Views on the need to tighten monetary policy are divergent. There are those who believe that inflation pressure points are just different than in the past and others who believe the inflation cycle has been eliminated by global factors and technology. However, by leaning towards tighter future policy, the Fed is at least willing to err on the cautious side in the next several months.
MARKET OVERVIEW
    All major stock market indexes set new records repeatedly during the half-year. However, it wasn't clear sailing, and not all sectors profited equally. As recently as April, just after the Fed voted its latest increase in interest rates, broad stock averages were only modestly ahead for the year. Technology and small cap stocks were lagging the larger, better-known issues.
    A turnaround began in mid-April that carried all markets to new highs. The main propellant was the expanding yet noninflationary economy. At the same time, corporate profits, generally speaking, showed continued strength. Clearly, all the hard work of corporate reorganization and down-sizing in recent years was paying off. Before each scheduled meeting of the Federal Reserve, there was apprehension that interest rates might be boosted again. Yet the underlying tone of the market was one of confidence and strength. No doubt the steady influx of retirement money and other assets into mutual funds was an important factor in the market's buoyancy.

    As the market averages advanced, an increasing number of warnings were being issued to the investing public to remember that what goes up might come down _ that many stocks appeared richly priced in relation to earnings prospects. In day-to-day stock trading, however, there was little evidence by the end of June that the cautionary advice was affecting stock prices. PORTFOLIO FOCUS
    The first six months of 1997 were a tale of two cities. The strong performance of small capitalization stocks in the last two months of this period more than made up for a very poor beginning. The S&P 500 continues to receive the lion's share of investment dollars, and that fact widened the performance spread between large capitalization companies and the smaller cap firms which are the focus of your Fund. Although the current folklore is that a global economy benefits primarily multinational behemoths, this concept, although true, has been exaggerated. In fact, we believe our smaller, more focused companies also compete effectively in the global arena. As investors continue to neglect smaller, well-managed companies in favor of more S&P 500-type firms, our menu of investment opportunities expands.
    We are pleased to report that the Financial Services sector was the best performing sector for the Russell 2000 Index and for your Fund during this period. Our biggest winner was property and casualty insurer Frontier Insurance Group. Other significant contributors to performance in this segment were Everest Reinsurance Holdings and Executive Risk, an underwriter of liability insurance. This segment was such a strong one for your Fund that there were no losing positions.
    The Capital Goods segment was the second best contributor to performance. Thiokol, which is a commercial aerospace supplier to Boeing, provided the same boost to performance in this period that it did for the previous six-month period. Valve manufacturer, Keystone International, was acquired at a substantial premium by industrial conglomerate Tyco International during this period. Crane was another winner by virtue of its aerospace exposure. Underperformers were ice machine and crane manufacturer Manitowoc and paper machinery and mining equipment manufacturer, Harnischfeger Industries. Specialty chemical companies Crompton & Knowles, Cambrex, and OM Group were the prime drivers for the respectable performance gains posted by the Materials & Processing sector. There were no major underperformers in this segment. We remain sanguine on both of these cyclical segments because we anticipate that they will show good earnings results in the current strong economy.
    Investing in Healthcare companies proved to be very frustrating for us this period. We were overweighted in the group in general, but strong selections seemed to be offset by underperformers. STERIS, which manufactures sterile processing systems, had an earnings shortfall that temporarily interrupted its growth record. The cloud over Apria Healthcare Group remains the degree to which the government cuts oxygen supply reimbursement for Medicare patients. Sepracor, on the other hand, was a big winner with its full pipeline of late stage generic drug candidates including one for asthma and one for incontinence. Universal Health Services, Cl.B is rapidly growing as the third largest hospital management company in the country. In the upcoming six-month period, our focus will be to try to distinguish between the winners and losers in this exciting but tricky segment.
    Energy stocks continued to consolidate from tremendous outperformance in 1996. Ocean Energy, the former Flores & Rucks, Inc., has underperformed this year after having been such a great stock in 1996. Daily Petroleum Services has not recovered since it encountered competition and price discounting in its discretional drilling services. On a better note, offshore construction producer Global Industries has extended its outperformance into this year. Titan Exploration was another good stock for us. We currently believe that the strong fundamentals in this sector continue to merit an overweighting.

    Although Technology has outperformed the market since the end of April, it is the only sector in the Portfolio with a negative return for the latest six-month period. The Fund had its share of successes in this area including Novellus Systems, a manufacturer of semiconductor equipment; McAfee Associates, a provider of anti-virus software; and Altera, which fabricates field programmable semiconductors. Unfortunately, our disappointments more than offset our good fortune in this area. Vanstar, a systems integrator, experienced a major earnings shortfall while Citrix Systems lost a royalty agreement with Microsoft. Finally, the market reacted negatively to software tools manufacturer Rational Software's acquisition of Pure Atria. We currently continue to be drawn to the strong fundamentals of this sector, and our overweighting in this group is indicative of our conviction of its long-term attractiveness.
    We remain very enthusiastic regarding the prospects of the companies in your Fund. We feel we don't need to remind you that good things come in small packages.
    We thank you for your interest. You may be sure that we will exert our best efforts on your behalf.
                              Sincerely,
[Hilary R. Woods signature logo]            [Paul Kandel signature logo]

Hilary R. Woods                                 Paul Kandel
Co-Portfolio Manager                            Co-Portfolio Manager
July 18, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. _ Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Russell 2000 Index is a widely accepted unmanaged index of small cap stock performance.

DREYFUS NEW LEADERS FUND, INC.
STATEMENT OF INVESTMENTS                                                                              JUNE 30, 1997 (UNAUDITED)
Common Stocks_97.3%                                                                                 Shares            Value
                                                                                                  __________        __________
     Commercial Services_2.8%        Boise Cascade Office Products                (a)                265,000     $   4,505,000
                                     Outdoor Systems......................        (a)                250,000         9,562,500
                                     Robert Half International............        (a)                185,000         8,706,563
                                                                                                                  _____________
                                                                                                                    22,774,063
                                                                                                                  _____________
     Consumer Durables_2.0%          Outboard Marine                                                 390,000         6,922,500
                                     Sola International...................        (a)                262,500         8,793,750
                                                                                                                  _____________
                                                                                                                    15,716,250
                                                                                                                  _____________
     Consumer Non-Durables_1.9%      Bush Boake Allen                             (a)                155,000         4,824,375
                                     Warnaco Group, Cl. A...................                         325,000        10,359,375
                                                                                                                  _____________
                                                                                                                    15,183,750
                                                                                                                  _____________
     Consumer Services_4.5%          Cox Radio, Cl. A                             (a)                175,000         4,484,375
                                     Evergreen Media, Cl. A...............        (a)                225,000        10,040,625
                                     Individual Investor Group............        (a)                307,692         2,442,305
                                     Meredith...............................                         400,000        11,600,000
                                     Sun International Hotels.............        (a)                206,400         7,623,900
                                                                                                                  _____________
                                                                                                                    36,191,205
                                                                                                                  _____________
     Electronic Technology_8.6%      Altera                                       (a)                150,000         7,575,000
                                     Aspect Telecommunications............        (a)                315,000         7,008,750
                                     Auspex Systems.......................        (a)                500,000         4,812,500
                                     Lattice Semiconductor................        (a)                125,000         7,062,500
                                     Novellus Systems.....................        (a)                115,000         9,947,500
                                     Rohr                                         (a)                425,000         9,323,437
                                     Sanmina..............................        (a)                130,000         8,255,000
                                     Thiokol                                                         140,000         9,800,000
                                     Westell Technologies, Cl. A..........        (a)                210,000         5,250,000
                                                                                                                  _____________
                                                                                                                    69,034,687
                                                                                                                  _____________
     Energy Minerals_4.6%            Cairn Energy USA                             (a)                435,000         5,709,375
                                     Ocean Energy.........................        (a)                218,000        10,082,500
                                     Parker & Parsley Petroleum.............                         340,000        12,027,500
                                     Titan Exploration....................        (a)                727,000         8,814,875
                                                                                                                  _____________
                                                                                                                    36,634,250
                                                                                                                  _____________
     Finance/Banking_7.4%            Bank United, Cl. A                                              275,000        10,450,000
                                     Charter One Financial..................                         170,000         9,158,750
                                     Chittenden.............................                         256,250         8,776,563
                                     Colonial BancGroup, Cl. A..............                         269,000         6,523,250
                                     Dime Bancorp...........................                         440,000         7,700,000
                                     Greenpoint Financial...................                         160,000         10,650,000
                                     Hibernia, Cl. A........................                         405,000         5,644,687
                                                                                                                  _____________
                                                                                                                     58,903,250
                                                                                                                  _____________
     Finance/Insurance_18.1%         ACE                                                             130,000         9,603,750
                                     Amerin...............................        (a)                400,000         9,700,000
                                     Berkley (W.R.).........................                         155,000         9,125,625
                                     Capital Re.............................                         190,000        10,165,000

DREYFUS NEW LEADERS FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                 JUNE 30, 1997 (UNAUDITED)
Common Stocks (continued)                                                                          Shares             Value
                                                                                                  __________        __________
     Finance/Insurance (continued)        CapMAC Holdings                                            246,000    $    8,271,750
                                     Enhance Financial Services Group.......                         225,000         9,871,875
                                     Everest Reinsurance Holdings...........                         367,800        14,574,075
                                     Executive Risk.........................                         250,000        13,000,000
                                     Frontier Insurance Group...............                         205,000        13,273,750
                                     Ohio Casualty..........................                         231,500        10,186,000
                                     Reliance Group Holdings................                         810,000         9,618,750
                                     Terra Nova (Bermuda) Holdings, Cl. A...                         310,000         6,510,000
                                     TIG Holdings...........................                         300,000         9,375,000
                                     Western National.......................                         450,000        12,065,625
                                                                                                                  _____________
                                                                                                                   145,341,200
                                                                                                                  _____________
     Finance/Other_1.7%              CorVel                                       (a)                172,300         4,953,625
                                     FINOVA Group...........................                         115,000         8,797,500
                                                                                                                  _____________
                                                                                                                     13,751,125
                                                                                                                  _____________
     Health Services_3.0%            Allegiance                                                      200,000         5,450,000
                                     Heska                                        (a)                250,000         2,125,000
                                     OccuSystems..........................        (a)                270,000         7,830,000
                                     Universal Health Services, Cl. B.....        (a)                225,000         8,662,500
                                                                                                                  _____________
                                                                                                                    24,067,500
                                                                                                                  _____________
     Health Technology_8.1%.         Acuson                                       (a)                215,000        4,945,000
                                     ChiRex                                       (a)                365,000        4,334,375
                                     Forest Laboratories..................        (a)                170,000         7,097,500
                                     Guilford Pharmaceuticals.............        (a)                180,000         4,365,000
                                     Mentor                                                          400,000        11,850,000
                                     Physio-Control International.........        (a)                303,700         4,555,500
                                     Sepracor.............................        (a)                325,000         8,389,062
                                     Varian Associates......................                         195,000         10,578,750
                                     Watson Pharmaceuticals...............        (a)                210,000         8,872,500
                                                                                                                  _____________
                                                                                                                     64,987,687
                                                                                                                  _____________
     Industrial Services_4.4%        Culligan Water Technologies                  (a)                190,000          8,502,500
                                     Global Industries....................        (a)                540,000         12,614,063
                                     IMCO Recycling.........................                         300,000          5,662,500
                                     Pride International..................        (a)                350,000          8,400,000
                                     Separation Technologies..........        (a,b,c)                 81,984            311,539
                                                                                                                  _____________
                                                                                                                     35,490,602
                                                                                                                  _____________
     Non-Energy Minerals_.9%         Minerals Technologies                                           190,000         7,125,000
                                                                                                                  _____________
     Process Industries_7.6%         Albany International, Cl. A                                     330,000         7,425,000
                                     Applied Extrusion Technologies.......        (a)                225,000         2,643,750
                                     Cambrex................................                         231,400         9,198,150
                                     Crompton & Knowles.....................                         500,000         11,125,000
                                     Millennium Chemicals...................                         270,000         6,142,500
                                     OM Group...............................                         272,000         9,010,000
                                     Spartech...............................                         565,000         7,345,000
                                     Westpoint Stevens....................        (a)                210,000         8,216,250
                                                                                                                  _____________
                                                                                                                     61,105,650
                                                                                                                  _____________

DREYFUS NEW LEADERS FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                              JUNE 30, 1997 (UNAUDITED)
Common Stocks (continued)                                                                            Shares           Value
                                                                                                  __________        __________
     Producer Manufacturing_6.3%     Crane                                                           225,000     $   9,407,812
                                     Keystone International.................                         345,000         11,967,188
                                     MagneTek.............................        (a)                600,000         9,975,000
                                     Osmonics.............................        (a)                154,800         2,854,125
                                     Stewart & Stevenson Services...........                         300,000         7,800,000
                                     Titan International....................                         490,000         8,636,250
                                                                                                                  _____________
                                                                                                                     50,640,375
                                                                                                                  _____________
     Retail Trade_8.6%               Consolidated Stores                          (a)                256,250        8,904,688
                                     General Nutrition....................        (a)                330,000         9,240,000
                                     OfficeMax............................        (a)                520,000         7,507,500
                                     Pep Boys-Manny, Moe & Jack.............                         290,000         9,878,125
                                     Shopko Stores..........................                         265,000         6,757,500
                                     Stein Mart...........................        (a)                255,000         7,650,000
                                     Talbots                                                         215,000         7,310,000
                                     Tiffany                                                         260,000        12,008,750
                                                                                                                  _____________
                                                                                                                    69,256,563
                                                                                                                  _____________
     Technology Services_5.8%        Aspect Development                           (a)                200,000         5,212,500
                                     CBT Group PLC, A.D.R.................        (a)                131,000         8,269,375
                                     McAfee Associates....................        (a)                190,000        11,993,750
                                     Pure Atria...........................        (a)                140,000         1,977,500
                                     Rational Software....................        (a)                290,000         4,875,625
                                     Summit Design........................        (a)                302,500         2,457,812
                                     VIASOFT..............................        (a)                225,000        11,418,750
                                                                                                                  _____________
                                                                                                                    46,205,312
                                                                                                                  _____________
     Utilities_1.0%                  Calpine                                      (a)                413,000         7,847,000
                                                                                                                  _____________
                                     TOTAL COMMON STOCKS
                                       (cost $552,326,407)..................                                      $780,255,469
                                                                                                                  =============
Preferred Stocks_.2%
     Industrial Services_.1%         Separation Technologies,
                                       Ser. A, 6%, Cum. Conv..........        (a,b,c)                243,385        $  924,863
                                                                                                                  _____________
     Technology_.1%                  Crystal Dynamics, Ser. D, Conv.            (a,c)                180,000           675,000
                                                                                                                  _____________
                                     TOTAL PREFERRED STOCKS
                                       (cost $2,281,463)....................                                    $    1,599,863
                                                                                                                  =============

DREYFUS NEW LEADERS FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                               JUNE 30, 1997 (UNAUDITED)
                                                                                                  Principal
Short-Term Investments_4.2%                                                                        Amount             Value
                                                                                                  __________        __________
     U.S. Treasury Bills:            4.98%, 8/21/1997                                         $    1,032,000    $    1,024,590
                                     4.90%, 9/4/1997........................                       2,147,000         2,127,312
                                     4.93%, 9/18/1997.......................                      30,779,000        30,436,122
                                                                                                                  _____________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $33,599,124)...................                                     $  33,588,024
                                                                                                                  =============
TOTAL INVESTMENTS (cost $588,206,994).......................................                          101.7%      $815,443,356
                                                                                                     =======      =============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                           (1.7%)    $ (13,473,192)
                                                                                                     =======      =============
NET ASSETS..................................................................                          100.0%      $801,970,164
                                                                                                     =======      =============
Notes to Statement of Investments:
    (a)  Non-income producing.
    (b)  Investments in non-controlled affiliates (cost $1,243,000)_see Note 1(c).
    (c)  Securities restricted as to public resale. Investments in restricted securities, with an aggregate value of $1,911,402, represents approximately .24% of net assets.

                                                       Acquisition         Purchase      Percentage of
Issuer                                                     Date             Price          Net Assets         Valuation*
___                                                    ____________        _________     ______________      _____________
Crystal Dynamics, Ser. D Conv. ..........                7/10/95            $7.50            .08%               $3.75
Separation Technologies..................                1/13/95             3.80            .04                 3.80
Separation Technologies,
    Ser. A, 6% Cum. Conv. ...............           7/12/93-1/13/95          3.80            .12                 3.80

    *The valuation of these securities has been determined in good faith under the direction of the Board of Directors.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW LEADERS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                         JUNE 30, 1997 (UNAUDITED)
                                                                                                    Cost             Value
                                                                                                ____________      ____________
ASSETS:                          Investments in securities_See Statement of Investments         $588,206,994      $815,443,356
                                 Cash.......................................                                           322,628
                                 Receivable for investment securities sold..                                           744,101
                                 Receivable for shares of Common Stock subscribed                                      453,212
                                 Dividends and interest receivable..........                                           328,085
                                 Prepaid expenses...........................                                            98,128
                                                                                                                 ______________
                                                                                                                   817,389,510
                                                                                                                 ______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         524,946
                                 Due to Distributor.........................                                           161,096
                                 Payable for investment securities purchased                                        14,311,610
                                 Payable for shares of Common Stock redeemed                                           288,155
                                 Accrued expenses...........................                                           133,539
                                                                                                                 ______________
                                                                                                                    15,419,346
                                                                                                                 ______________
NET ASSETS..................................................................                                      $801,970,164
                                                                                                                ==============
REPRESENTED BY:                  Paid-in capital............................                                      $562,850,650
                                 Accumulated net investment (loss)..........                                        (2,228,063)
                                 Accumulated net realized gain (loss) on investments                                14,111,215
                                 Accumulated net unrealized appreciation (depreciation)
                                     on investments_Note 4                                                         227,236,362
                                                                                                                 ______________
NET ASSETS..................................................................                                      $801,970,164
                                                                                                                ==============
SHARES OUTSTANDING
(100 million shares of $.01 par value of Common Stock authorized)...........                                        17,928,721
NET ASSET VALUE, offering and redemption price per share_Note 3(d)..........                                            $44.73
                                                                                                                        =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW LEADERS FUND, INC.
STATEMENT OF OPERATIONS                                    SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $14,625 foreign taxes withheld
                                     at source).............................                    $  2,159,468
                                 Interest...................................                         947,004
                                                                                                  ___________
                                       Total Income.........................                                      $  3,106,472
EXPENSES:                        Management fee_Note 3(a)...................                      2,779,323
                                 Shareholder servicing costs_Note 3(b)......                      1,303,815
                                 Custodian fees_Note 3(b)...................                         32,919
                                 Prospectus and shareholders' reports.......                         24,550
                                 Professional fees..........................                         24,283
                                 Directors' fees and expenses_Note 3(c).....                         22,934
                                 Registration fees..........................                         22,094
                                 Loan commitment fees_Note 2................                         4,985
                                 Miscellaneous..............................                         4,181
                                                                                                  ___________
                                       Total Expenses.......................                                         4,219,084
                                                                                                                   ___________
INVESTMENT (LOSS)_NET.......................................................                                        (1,112,612)
                                                                                                                   ___________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments:
                                     Unaffiliated issuers...................                    $  3,372,609
                                     Affiliated issuers.....................                         (39,974)
                                                                                                  ___________
                                     Net Realized Gain (Loss)...............                                         3,332,635
                                 Net unrealized appreciation (depreciation)
on investments:
                                     Unaffiliated issuers...................                                        69,908,168
                                     Affiliated issuers.....................                                        (1,031,579)
                                                                                                                   ___________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        72,209,224
                                                                                                                   ___________
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.............                                       $71,096,612
                                                                                                                  ============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW LEADERS FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                    Six Months Ended
                                                                                     June 30, 1997             Year Ended
                                                                                      (Unaudited)           December 31, 1996
                                                                                   _________________        __________________
OPERATIONS:
  Investment (loss).......................................................        $    (1,112,612)               $  (1,043,559)
  Net realized gain (loss) on investments.................................              3,332,635                   65,597,834
  Net unrealized appreciation (depreciation) on investments...............              68,876,589                  48,464,766
                                                                                   _________________        __________________
        Net Increase (Decrease) in Net Assets Resulting from Operations...             71,096,612                  113,019,041
                                                                                   _________________        __________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Net realized gain on investments........................................                  __                     (55,873,648)
                                                                                   _________________        __________________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold...........................................            171,598,590                  384,662,435
  Dividends reinvested....................................................                  __                      54,550,741
  Cost of shares redeemed.................................................           (221,724,501)                (322,304,093)
                                                                                   _________________        __________________
        Increase (Decrease) in Net Assets from Capital Stock Transactions.            (50,125,911)                 116,909,083
                                                                                   _________________        __________________
        .     Total Increase (Decrease) in Net Assets                                  20,970,701                  174,054,476
NET ASSETS:
  Beginning of Period.....................................................            780,999,463                  606,944,987
                                                                                   _________________        __________________
  End of Period.........................................................            $ 801,970,164               $ 780,999,463
                                                                                   =================       ===================

(Distributions in excess of investment (loss)_net)........................        $    (2,228,063)             $    (1,115,451)
                                                                                   _________________        __________________

                                                                                         Shares                      Shares
                                                                                   _________________        __________________
CAPITAL SHARE TRANSACTIONS:
  Shares sold.............................................................              4,194,698                    9,444,204
  Shares issued for dividends reinvested..................................                 ____                      1,359,096
  Shares redeemed.........................................................            (5,436,608)                   (7,865,709)
                                                                                   _________________        __________________
        Net Increase (Decrease) in Shares Outstanding.....................            (1,241,910)                    2,937,591
                                                                                   =================       ===================
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW LEADERS FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                     Six Months Ended
                                                       June 30, 1997           Year Ended December 31,
                                                                        _____________________________________________________
PER SHARE DATA:                                        (Unaudited)           1996       1995       1994       1993       1992
                                                      ____________         _______    _______    _______    _______    _______
    Net asset value, beginning of period..               $40.74            $37.39      $31.33     $34.13     $32.17     $32.29
                                                         _______          _______      _______    _______    _______    _______
    Investment Operations:
    Investment income (loss)_net..........                  (.07)            (.05)        .06        .10        .07        .14
    Net realized and unrealized gain (loss)
      on investments......................                  4.06            6.47         9.17       (.22)      5.30       2.81
                                                         _______          _______      _______    _______    _______    _______
    Total from Investment Operations......                  3.99            6.42         9.23       (.12)      5.37      2.95
                                                         _______          _______      _______    _______    _______    _______
    Distributions:
    Dividends from investment income_net..                   __               __         (.07)      (.08)      (.07)      (.14)
    Dividends from net realized gain on investments          __             (3.07)      (3.10)     (2.60)     (3.34)     (2.93)
                                                         _______          _______      _______    _______    _______    _______
    Total Distributions...................                   __            (3.07)       (3.17)     (2.68)     (3.41)     (3.07)
                                                         _______          _______      _______    _______    _______    _______
    Net asset value, end of period........                $44.73          $40.74       $37.39     $31.33     $34.13     $32.17
                                                         _______          _______      _______    _______    _______    _______
TOTAL INVESTMENT RETURN...................                9.79%(1)        17.31%       29.80%      (.15%)    17.07%      9.43%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                .57%(1)         1.17%        1.19%      1.16%      1.22%      1.21%
    Ratio of net investment income (loss)
      to average net assets...............                (.15%)(1)        (.15%)        .17%       .30%        .19%      .43%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                     __             __          .02%      .05%       .04%       .04%
    Portfolio Turnover Rate...............               35.72%(1)        102.22%     108.80%     94.21%    127.97%    119.45%
    Average commission rate paid (2)......               $.0586            $.0568         __         __        __          __
    Net Assets, end of period (000's Omitted)          $801,970          $780,999    $606,945   $391,625   $338,967   $233,619
(1)    Not annualized.
(2)    For fiscal years beginning January 1, 1996, the Fund is required to disclose its average commission rate paid per share
for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW LEADERS FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus New Leaders Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to maximize capital appreciation. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) AFFILIATED ISSUERS: Issuers in which the Fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended June 30, 1997:

                                                                Shares
                                         _________________________________________________
                                          Beginning                                 End of        Dividend        Market
Name of Issuer                            of Period    Purchases      Sales        Period          Income        Value
_______                                 ___________    __________    ________      ________      _________      ___________
Daily Petroleum Services.........          320,000         _         320,000          _            $  _            $     _
Individual Investor Group*.......          307,692         _            _          307,692            _           2,442,305
Separation Technologies_Common...          81,984          _            _           81,984            _             311,539
Separation Technologies_Preferred          243,385         _            _          243,385            _             924,863
*No longer an affiliated issuer at June 30, 1997.

    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal
DREYFUS NEW LEADERS FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended June 30, 1997, the Fund did not borrow under the Facility.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, commitment fees, interest on borrowings (which, in the view of Stroock & Stroock & Lavan LLP, counsel to the Fund, also contemplates dividends on securities sold short), and extraordinary expenses, exceed 11\2% of the value of the Fund's average net assets, the Fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. There was no expense reimbursement for the period ended June 30, 1997.
    (B) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquires regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents ( a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 1997, the Fund was charged $926,441 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $211,862 during the period ended June 30, 1997.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended June 30, 1997, $32,919 was charged by Mellon pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.
    (D) A 1% redemption fee is charged on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs within a six-month period following the date of issuance. During the period ended June 30, 1997, redemption fees amounted to $41, 715.

DREYFUS NEW LEADERS FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 4_SECURITIES TRANSACTIONS:
    The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1997:

                                                                        Purchases                        Sales
                                                                     _________________               _____________
    Unaffiliated issuers................................               $255,577,965                  $292,749,524
    Affiliated issuers..................................                   ____                         1,104,948
                                                                     _________________               _____________
      Total.............................................                $255,577,965                  $293,854,472
                                                                     ================               ===============

    At June 30, 1997, accumulated net unrealized appreciation on investments was $227,236,362, consisting of $238,592,666 gross unrealized appreciation and $11,356,304 gross unrealized depreciation.
    At June 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
[Dreyfus lion "d" logo]
Registration Mark
DREYFUS NEW LEADERS FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                            085SA976
[Dreyfus logo]
Registration Mark

New Leaders
Fund, Inc.
Semi-Annual
Report
June 30, 1997